Other group-wide disclosures	6 Months Ended
Jun. 30, 2026
Revenue [abstract]
Other group-wide disclosures	Other group-wide disclosures
On January 5, 2024, the Group announced it entered into a co-development agreement with Orano Med to co-develop 212Pb-based Radio Darpin Therapies (RDT). Under the terms of the co-development agreement, Molecular Partners previously disclosed RDT target DLL3 (delta-like ligand 3) is included in the collaboration with Orano Med. Both companies agree to share the cost of preclinical and clinical development with additional commitments to supply their respective materials.
The cost sharing in the first six months of 2026 resulted in a reimbursement of expenses by Orano Med of TCHF425 (First six months of 2025: TCHF1,397) and for the three months ended June 30, 2026 TCHF77 (Three months ended June 30, 2025: TCHF567) reported under research and development expenses.